                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2004



                              HALSEY DRUG CO., INC.

             616 N. NORTH COURT, SUITE 120, PALATINE, ILLINOIS 60067

                                 (847-705-7709)

Incorporated under                 Commission               I.R.S. Employer
   the laws of                     File Number             Identification Number
 State of New York                   1-10113                    11-0853640

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 22, 2004, Halsey Drug Co., Inc. (the "Company") issued a press release disclosing the financial results for its fourth quarter ended December 31, 2003 and the twelve months ended December 31, 2003. A copy of the Company's press release is attached as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(B)   EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
------              -----------
99.1                Press Release dated April 22, 2004 Announcing Results for
                    Fourth Quarter ended December 31, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HALSEY DRUG CO., INC.

                                          By:  /s/ Peter A. Clemens
                                               --------------------
                                               Peter A. Clemens
                                               Vice President & Chief
                                                 Financial Officer

Date: April 22, 2004

                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
------        -----------
99.1          Press Release dated April 22, 2003 Announcing Results for Fourth
              Quarter ended December 31, 2003.


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